Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,391,190
Unrealized Gain (Loss) on Market Value of Commodity Futures	6,148,554
Dividend Income	595,476
Interest Income	240,266
ETF Transaction Fees	350
Total Income (Loss)	$12,375,836

Expenses
Management Fees	$157,679
Professional Fees	31,469
Brokerage Commissions	9,979
Directors' Fees and insurance	3,056
Total Expenses	$202,183
Net Income (Loss)	$12,173,653

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/25	$225,774,432
Additions (50,000 Shares)	3,796,842
Net Income (Loss)	12,173,653

Net Asset Value End of Month	$241,744,927
Net Asset Value Per Share (3,300,000 Shares)	$73.26

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,264,900
Unrealized Gain (Loss) on Market Value of Commodity Futures	8,152,336
Dividend Income	441,718
Interest Income	225,333
ETF Transaction Fees	2,800
Total Income (Loss)	$14,087,087

Expenses
Management Fees	$102,307
Professional Fees	42,035
Brokerage Commissions	5,052
Directors' Fees and insurance	2,433
Total Expenses	$151,827
Net Income (Loss)	$13,935,260

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/25	$172,495,275
Additions (950,000 Shares)	29,098,734
Net Income (Loss)	13,935,260

Net Asset Value End of Month	$215,529,269
Net Asset Value Per Share (6,850,000 Shares)	$31.46

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$10,656,090
Unrealized Gain (Loss) on Market Value of Commodity Futures	14,300,890
Dividend Income	1,037,194
Interest Income	465,599
ETF Transaction Fees	3,150
Total Income (Loss)	$26,462,923

Expenses
Management Fees	$259,986
Professional Fees	73,504
Brokerage Commissions	15,031
Directors' Fees and insurance	5,489
Total Expenses	$354,010
Net Income (Loss)	$26,108,913

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/25	$398,269,707
Additions (1,000,000 Shares)	32,895,576
Net Income (Loss)	26,108,913

Net Asset Value End of Month	457,274,196

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596